Income taxes	12 Months Ended
Mar. 31, 2021
Income Tax Disclosure [Abstract]
Income taxes
21.	Income taxes
Domestic and foreign components of income before income taxes and the provision for current and deferred income taxes attributable to such income are summarized as follows:

	Yen in millions
	Fiscal year ended March 31
	2019	2020	2021
Income before income taxes:
Sony Group Corporation and all subsidiaries in Japan	310,020	466,253	488,738
Foreign subsidiaries	701,628	333,197	703,632

	1,011,648	799,450	1,192,370

Income taxes — Current:
Sony Group Corporation and all subsidiaries in Japan	82,081	105,755	81,706
Foreign subsidiaries	84,667	66,636	72,716

	166,748	172,391	154,422

Income taxes — Deferred:
Sony Group Corporation and all subsidiaries in Japan	17,907	9,421	(172,095)
Foreign subsidiaries	(139,557)	(4,622)	18,668

	(121,650)	4,799	(153,427)

Total income tax expense	45,098	177,190	995

A reconciliation of the differences between the Japanese statutory tax rate and the effective tax rate is as follows:

	Fiscal year ended March 31
	2019	2020	2021
Statutory tax rate	31.5%	31.5%	31.5%
Non-deductible expenses	0.7	0.3	0.1
Income tax credits	(1.6)	(1.7)	(1.2)
Change in statutory tax rate and law	(0.3)	(0.4)	(0.1)
Change in valuation allowances (other than the reversal of valuation allowance in U.S. and Japan national tax below)	2.3	(8.1)	(5.0)
The reversal of valuation allowances in the U.S.	(15.3)	—	(5.5)
The reversal of valuation allowances relating to the national tax of Sony Group Corporation and its national tax filing group in Japan	—	—	(18.0)
Change in deferred tax liabilities on undistributed earnings of foreign subsidiaries and corporate joint ventures	(0.1)	0.2	0.7
Lower tax rate applied to life and non-life insurance business in Japan	(0.5)	(0.6)	(0.4)
Foreign income tax differential	(6.4)	(2.4)	(5.0)
Adjustments to tax reserves	(0.3)	0.9	(0.3)
The remeasurement gain for the equity interest in EMI	(2.4)	—	—
Japan controlled foreign company taxation	0.0	5.3	2.5
Other	(3.1)	(2.8)	0.8

Effective income tax rat e	4.5%	22.2%	0.1%

On December 22, 2017, the U.S. Tax Reform Act was signed into law, making significant changes to the U.S. tax rules. Changes include, but are not limited to, a corporate tax rate decrease from 35% to 21% effective for tax years beginning January 1, 2018 and the transition of U.S. international taxation from a worldwide tax system to a modified territorial system, with a one-time
mandatory transition tax on previously deferred foreign earnings of U.S. subsidiaries.
In addition to lowering the statutory corporate tax rate from 35% to 21%, the U.S. Tax Reform Act also eliminated certain deductions, included new restrictions on the deduction for interest, introduced a new tax regime called the Base Erosion Anti-Abuse Tax or “BEAT”, and changed how foreign earnings of the U.S. group are subject to tax. The U.S. Tax Reform Act also enhanced and extended the option to claim accelerated depreciation and amortization deductions by allowing full expensing of qualified property, including film costs, through 2022. The U.S. Tax Reform Act also provided for beneficial treatment of certain income derived by a U.S. entity from outside the United States (referred to as Foreign Derived Intangible Income or “FDII”).
The BEAT creates a minimum tax on multinational corporations by requiring companies subject to the BEAT to pay the greater of their regular tax liability (less certain credits, including foreign tax credits) or 10% for taxable years beginning in 2019 (6.25%
for the fiscal year ended March 31, 2019) of a modified tax base which adds back certain related party payments. The BEAT comparison to regular tax must be done each year if the taxpayer’s “base erosion” related party payments exceed
3% of total deductions on its U.S. tax return. The U.S. Treasury Department issued regulations which allow taxpayers to elect to forgo deductions in order to stay below the 3% threshold. Sony initially expected to exceed the 3% threshold for the fiscal year ended March 31, 2019, but upon further detailed analysis at the time of the tax return filing, determined that it would be below the 3% threshold and therefore could use foreign tax credits to offset its regular tax liability. Sony filed its tax return for the fiscal year ended March 31, 2020 and reported that it was below the 3% threshold and used foreign tax credits to offset its regular tax liability. Sony believes it will be close to the 3% threshold for the fiscal year ended March 31, 2021, and will avail itself of the election in the regulations that allows it to forgo deductions as necessary to come under the threshold. Accordingly, Sony has provided for its taxes assuming the U.S. regular tax liability is offset by tax credits. Sony is required to determine if it is subject to the BEAT on an annual basis, to account for the BEAT as a period cost and to record deferred taxes at the regular statutory rate. Accordingly, Sony has recorded its U.S. deferred tax assets and liabilities at 21%.
Sony provides a valuation allowance for its
d
eferred tax assets, which includes net operating losses, temporary differences and tax credits, when it is more likely than not that some portion, or all, of its deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income in the relevant tax jurisdiction.
As of December 31, 2018, SCA and its U.S. consolidated tax filing group continued its profitable trend, primarily as a result of the G&NS segment and the Music segment. Based on an assessment of the available positive and negative evidence, in the quarter ended December 31, 2018, Sony reversed the valuation allowances established against a significant portion of the deferred tax assets in the United States, primarily for net operating losses, temporary differences and certain tax credits, and recorded a tax benefit of 154,201 million yen. During the fiscal year ended March 31, 2021, Sony reversed additional valuation allowances against general business tax credits and foreign tax credits in the United States.
As of September 30, 2020, despite the
 spread of
COVID-19,
as a result of the acquisition of SFH, the taxable income of Sony Group Corporation and its national tax filing group in Japan has increased and is expected
to be stable going forward. Based on an assessment of the available positive and negative evidence, in particular recent profit history and forecasted profitability, in the quarter ended September 30, 2020, Sony reversed the valuation allowances recorded against a significant portion of the deferred tax assets in Japan, primarily for temporary differences and certain net operating losses. As a result, Sony recorded a tax benefit of 214,900 million yen in the quarter ended September 30, 2020. Valuation allowances continue to be recorded on the remaining deferred tax assets in Japan, primarily foreign tax credits, due to restrictions on the use of such assets and their relatively short remaining carryforward periods.
The significant components of deferred tax assets and liabilities are as follows:

	Yen in millions
	March 31
	2020	2021
Deferred tax assets:
Operating loss carryforwards for tax purposes	348,714	302,647
Accrued pension and severance costs	77,559	59,608
Amortization including film costs	65,349	45,506
Lease liabilities	100,720	91,186
Warranty reserves and accrued expenses	116,234	138,413
Future insurance policy benefits	42,056	44,023
Inventories	15,512	28,086
Depreciation	39,085	45,096
Tax credit carryforwards	94,900	63,590
Loss on equity securities	11,815	—
Allowance for credit losses	9,090	7,958
Impairment of investments	6,029	1,821
Deferred revenue	24,420	24,502
Other	122,591	167,255

Gross deferred tax assets	1,074,074	1,019,691
Less: Valuation allowance	(608,243)	(276,382)

Total deferred tax assets	465,831	743,309

Deferred tax liabilities:
Insurance acquisition costs	(170,868)	(187,155)
Future insurance policy benefits	(193,315)	(196,045)
Unbilled accounts receivable in the Pictures segment	(26,214)	(7,894)
Right-of-use assets	(96,970)	(85,244)
Unrealized gains on securities	(92,791)	(51,147)
Gain on equity securities	—	(109,218)
Intangible assets acquired through stock exchange offerings	(23,949)	(23,949)
Intangible assets derived from EMI Music Publishing acquisition	(89,909)	(93,481)
Undistributed earnings of foreign subsidiaries and corporate joint ventures	(25,359)	(41,515)
Investment in M3	(38,303)	(41,347)
Other	(47,319)	(65,605)

Gross deferred tax liabilities	(804,997)	(902,600)

Net deferred tax liabilities	(339,166)	(159,291)

Based on the weight of the available positive and negative evidence, for the fiscal year ended March 31, 2021, Sony continued to maintain valuation allowances against the deferred tax assets at certain subsidiaries in Japan, as well as at Sony Mobile Communications in Sweden, Sony Europe B.V. in the United Kingdom, certain subsidiaries in Brazil, and certain subsidiaries in other tax jurisdictions. As of March 31, 2021,
Sony Group Corporation and its national tax filing group in Japan recorded a valuation allowance of 13,549 million yen relating to national tax and 126,631 million yen relating to local tax es
.
The net changes in the total valuation allowance were decreases of 176,721 million yen, 114,871 million yen and 331,861 million yen for the fiscal years ended March 31, 2019, 2020 and 2021, respectively.
The decrease in the valuation allowances during the fiscal year ended March 31, 2019 was mainly due to the reversal of the valuation allowances on significant deferred tax assets in SCA and its U.S. consolidated tax filing group and the use of net operating loss carryforwards and other deferred tax assets in the national tax filing group in Japan and other jurisdictions.
The decrease in the valuation allowances during the fiscal year ended March 31, 2020 was mainly due to the use of net operating loss carryforwards and other deferred tax assets in the national tax filing group in Japan and the use of foreign tax credits and certain research and development credits in the consolidated tax filing group in the United States.
The decrease in the valuation allowances during the fiscal year ended March 31, 2021 was mainly due to the reversal of the valuation allowances on significant deferred tax assets in Sony Group Corporation and its national tax filing group in Japan and general business tax credits and foreign tax credits in the consolidated tax
filing group in the United States.
At March 31, 2021, 14,573 million yen of deferred income taxes have not been provided on undistributed earnings of certain foreign subsidiaries and corporate joint ventures not expected to be remitted in the foreseeable future totaling 910,802 million yen. In addition, deferred income taxes have not been provided on the gain on the book/tax basis difference in subsidiaries, including a gain of 61,544 million yen on a subsidiary’s sale of stock arising from the issuance of common stock of Sony Music Entertainment (Japan) Inc. in a public offering to third parties in November 1991 and the remeasurement gain for the equity interest in EMI recorded in the fiscal year ended March 31, 2019 (Refer to Note 24). Sony does not anticipate any significant tax consequences on the possible future disposition of these investments based on its tax planning strategies.
At March 31, 2021, Sony had net operating loss carryforwards, the tax effect of which totaled 302,647 million yen, which may be available as an offset against future taxable income on tax returns to be filed in various tax jurisdictions. With the exception of 107,935 million yen with no expiration period, substantially all of the total net operating loss carryforwards expire at various dates between the fiscal years ending March 31, 2022 and 2024.
Tax credit carryforwards at March 31, 2021 amounted to 63,590 million yen. With the exception of 17,742 million yen with no expiration period, substantially all of the total available tax credit carryforwards expire at various dates between the fiscal years ending March 31, 2022 and 2031.
A reconciliation of the beginning and ending gross amounts of unrecognized tax benefits is as follows:

	Yen in millions
	March 31
	2019	2020	2021
Balance at beginning of the fiscal year	95,425	50,577	41,268
Reductions for tax positions of prior years	(31,396)	(331)	(761)
Additions for tax positions of prior years	3,094	162	52
Additions based on tax positions related to the current year	2,594	8,074	8,267
Settlements	(4,235)	(13,240)	(4,467)
Lapse in statute of limitations	(14,824)	(1,251)	(1,095)
Foreign currency translation adjustments	(81)	(2,723)	2,476

Balance at end of the fiscal year	50,577	41,268	45,740

Total net amount of unrecognized tax benefits that, if recognized, would affect the effective tax rate	35,004	29,539	33,126
The major changes in the total gross amount of unrecognized tax benefit balances relate to transfer pricing adjustments, including as a result of the Advance Pricing Agreements (“APAs”) and competent authority requests filed for certain subsidiaries in the G&NS, EP&S and I&SS segments and All Other, with respect to the intercompany cross-border transactions. The APAs include agreements between Sony and the relevant taxing authorities under the authority of the mutual agreement procedure specified in income tax treaties. Sony reviews its estimated tax expense based on the progress made in these procedures, and the progress of transfer pricing audits generally, and makes adjustments to its estimates as necessary. In addition, the APAs are government to government negotiations, and therefore it is possible that the final outcomes of the agreements may differ from Sony’s current assessment of the more-likely-than-not
outcomes of such agreements.
During the fiscal year ended March 31, 2019, Sony reversed 1,479 million yen of interest expense and recorded 218 million yen of penalties. At March 31, 2019, Sony had recorded liabilities of 9,309 million yen and 4,855 million yen for the payments of interest and penalties, respectively.
During the fiscal year ended March 31, 2020, Sony reversed 1,276 million yen of interest expense and recorded 117 million yen of penalties. At March 31, 2020, Sony had recorded liabilities of 8,033 million yen and 4,971 million yen for the payments of interest and penalties, respectively.

During the fiscal year ended March 31, 2021,
Sony
recorded 2,150 million yen of interest expense and reversed 514 million yen of penalties. At March 31, 2021, Sony had recorded liabilities of 10,183 million yen and 4,458 million yen for the payments of interest and penalties, respectively.
Sony operates in multiple jurisdictions throughout the world, and its tax returns are periodically audited by Japanese and foreign taxing authorities. As a result of audit settlements, the conclusion of current examinations, the expiration of the statute of limitations in several jurisdictions and other reevaluations of Sony’s tax positions, it is expected that the amount of unrecognized tax benefits will change in the next twelve months. Accordingly, Sony believes it is reasonably possible that its existing unrecognized tax benefits may be reduced by an amount up to 1,522 million yen within the next twelve months.
Sony remains subject to examinations by Japanese taxing authorities for tax years from 2011 through 2020, and by the U.S. tax authorities for tax years from 2017 through 2020 and other material foreign taxing authorities for tax years from 2006 through 2020.